PROVIDENT FINANCIAL SERVICES, INC.

Team Capital Bank

Acquisition of December 20, 2013 Investor Presentation Franchise Expansion to Eastern Pennsylvania Exhibit 99.2

Forward-Looking Statements Disclosure
This presentation may contain forward-looking statements regarding Provident Financial Services, Inc. These statements constitute forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995.
Actual results may differ materially from any forward-looking statements expressed in this presentation, since forward-looking information involves significant known and unknown risks, uncertainties and other factors. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: failure to satisfy the conditions to closing for the proposed merger in a timely manner or at all; failure of the Team Capital Bank stockholders to approve the proposed merger; failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; difficulties related to the integration of  the businesses following the merger; competitive pressures among depository and other financial institutions; changes in the interest rate environment; and changes in general economic conditions, either nationally or regionally.  For a discussion of additional factors that might cause such differences, please refer to
Provident Financial Services, Inc.’s public filings with the Securities and Exchange Commission. These are available online at
http://www.sec.gov.  Provident Financial Services, Inc. does not undertake to update any forward-looking statements made in this presentation to reflect new information, future events or otherwise.
Provident Financial Services, Inc. will be filing a registration statement on Form S-4 containing a proxy statement/prospectus and other documents regarding the proposed transaction with the SEC.
Team Capital Bank stockholders and investors are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about Provident Financial Services, Inc. and Team Capital Bank and the proposed transaction.
When available, copies of the proxy statement/prospectus will be mailed to Team Capital Bank stockholders.  Copies of the proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to
Provident Financial Services, Inc., Attention: Corporate Secretary, 100 South Wood Avenue, Iselin, New Jersey 08830, or on its
website at www.providentnj.com, or to Team Capital Bank, Attention: Corporate Secretary, 3001 Emrick Boulevard, Bethlehem,
Pennsylvania 18020, or on its website at www.teamcapitalbank.com.  Copies of other documents filed by Provident Financial
Services, Inc. with the SEC may also be obtained free of charge at the SEC’s website or by directing a request to Provident Financial
Services, Inc. at the address provided above.
This presentation does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Transaction Rationale
1. Financial data for Team Capital Bank as of or for the quarter ending 9/30/13, NPAs exclude restructured loans.
Enhances New Jersey Franchise with Expansion into Eastern Pennsylvania
Provident currently lends in Team Capital’s Pennsylvania markets, and the acquisition will accelerate growth in those areas
Large, attractive lending markets offering favorable loan spreads
Talented lending team with strong commercial relationships in New Jersey, Lehigh Valley, and Bucks County
Loans have grown in excess of 10% annually since 2010
Provident’s larger balance sheet and capital base will provide additional lending capacity
Affluent demographics provide wealth management opportunities
High Performing Commercially-Oriented Bank with Solid Asset Quality
Strong profitability: ROAA 0.76%, ROACE 10.3%, NIM 3.65%
Diverse commercial loan portfolio: 51% CRE, 12% C&I, 5% multifamily, 5% C&D; 4.97% yield on loans
Solid asset quality:  NPAs / Assets 0.5%, NPAs / Loans + OREO 0.8%
Low cost deposit franchise: 25% noninterest-bearing deposits; 80% core deposits; 0.40% cost of deposits
Financially Attractive
5% EPS accretion in 2015 (first full year); slightly accretive to 2014 EPS (excluding non-recurring deal related expenses)
TBV dilution of 3.5% with earnback in 4 years
IRR greater than 15%
Leverages Provident’s excess capital
1

Team Capital Bank	PROVIDENT FINANCIAL SERVICES, INC.

Orange
Pike
Westche
NY
Sussex
Rockland
Passaic
White
Monroe
Bergen
Yonkers
Wayne
New
Warren
North Bergen
Northampton
New York
Schuylkill
Irvington
Lehigh
Allentown
Elizabeth
PA
Hunterdon
Somerset
Berks
Reading
Lebanon
Mercer
Trenton
Hamilton
NJ
Montgomery
Levittown
Lancaster
Lancaster
Chester
Philadelphia
Toms River
Cherry Hill
Delaware
Camden
Burlington
Ocean
Wilmington
Camden

PROVIDENT FINANCIAL SERVICES, INC.

Deposit data as of 9/30/13.
Provident Financial (78)
Team Capital (12)
Branch
#
Dep.
($mm)
% of
Total
Branch
#
Dep.
($mm)
% of
Total
NJ 7 $383 51% 85 $5,639 94%
PA 5 $362 49% 5 $362 6%
Total 12 $745 90 $6,001
Pro Forma Branch Map
Pro Forma

Transaction Overview
Merger Consideration:
$122 million
Consideration Mix:
75% stock / 25% cash
Represents approximately 4.9 million PFS shares and $31 million in cash
Board Representation:
One Provident board seat to Team Capital
Required Approvals:
Customary regulatory approvals
Team Capital shareholder approval
Due Diligence:
Completed
Preferred Equity (SBLF):
Provident intends to repay Team Capital’s $22 million of SBLF preferred post closing
Termination Fee:
$5 million
Expected Closing:
Second quarter of 2014
1. Based on PFS closing stock price of $18.61 on December 19.
1

Hamilton Square
Mount Bethel
Paterson
Lehighton
Bushkill
Belvidere
Hackettstown
Parsippany
West Orange
Livingston
Clifton
East Orange
Slatington
Washington
Mendham
Maplewood
Newark
Easton
High Bridge
Bedminster
Union
Westfield
Evergreen Park
Bethlehem
Plainfield
Elizabeth
Allentown
Linden
Readington
South Plainfield
Carteret
Emmaus
Frenchtown
Edison
New Brunswick
Perth Amboy
Quakertown
North Brunswick
Sayreville
Hazlet
East Brunswick
Barto
Red Hill
Perkasie
Lambertville
Princeton
Robbinsville
Franconia
Doylestown
Ewing
Freehold
Pottstown
Lansdale
Hamilton Square
Warminster
Trenton
Royersford
Levittown
Norristown
Abington
Chesterfield

PROVIDENT FINANCIAL SERVICES, INC.

Overview of Team Capital
Company Description Financial Summary ($ in millions)
1. Financial data for Team Capital Bank as of or for the quarter ending 9/30/13.
2. Excludes restructured loans.
Team Capital Bank is a Pennsylvania state-chartered
savings bank
Organized by regional segments / lending teams, which
include: Lehigh Valley, Bucks County and New Jersey
12 branches: Lehigh Valley (3), Bucks (2) and New
Jersey (7)
-
Experienced commercial lending teams with
approximately 15 loan officers
Focus on small business and middle market accounts
that are underserved by larger banks
Assets $949
Net Loans $581
Deposits $745
Tangible Common Equity $65
ROAA 0.76%
ROACE 10.3%
NPAs / Assets 0.47%
NPAs / Loans + OREO 0.76%
Lehigh Valley
New Jersey
Bucks
2
2
1

Pro Forma Loans & Deposits
Source: SNL Financial and company reports. Based on regulatory data as of or for the quarter ending 9/30/13.
Loan Composition
Deposit Composition
Other
6%
C&D
4%
1-4
Family
29%
Multi-
Family
17%
C&I
8%
Com'l
RE
36%
Provident Team Capital Pro Forma
C&I
12%
Other
9%
Com'l
RE
51%
Multi-
Family
5%
1-4
Family
18%
C&D
5%
1-4
Family
28%
Multi-
Family
16%
Com'l
RE
37%
C&I
8%
C&D
4%
Other
7%
CDs
16%
Other
Trans,
MM &
Savings
67%
Non-
interest
17%
CDs
17%
Non-
interest
18%
Other
Trans,
MM &
Savings
65%
CDs
29%
Other
Trans,
MM &
Savings
46%
Non-
interest
25%
$5,083 million $590 million $5,673 million
Yield: 4.32 % Yield: 4.97% Yield: 4.39%
Loans / Deposits: 96%
$5,278 million $745 million $6,023 million
Cost: 0.33% Cost: 0.40% Cost: 0.34%
Provident Team Capital Pro Forma
Loans / Deposits: 79%
Loans / Deposits: 94%

Lehigh Valley
1
Bucks County
Pennsylvania
PFS Current
Markets
2
Population (2012): 651,240 629,397 12,807,296 577,234
Projected 5-Year Population Growth: 2.4% 0.7% 1.5% 1.3%
# of Businesses: 23,592 27,664 496,809 22,873
Median Household Income: $55,180 $73,557 $49,167 $69,276
Projected 5-Year HHI Growth: 20.6 14.4 16.3 14.8
Deposits (PFS & Team) ($mm): $279 $84 $362 $5,639
Branches (PFS & Team): 3 2 5 85
Entry into Growing Markets
Source: Pennsylvania State Data Center, 2010 U.S. Census, SNL Financial, Deposit data as of 9/30/13.
1. Lehigh Valley Pennsylvania region consists of Lehigh and Northampton counties.
2. Represents median of Provident’s current markets, branches and deposits include contribution from Team Capital’s New Jersey branches.
Team’s Pennsylvania markets have an attractive business climate due to proximity to large markets such as Philadelphia and
New York, lower tax rates and affordable real estate
-
A large number of Fortune 500 companies have established warehouses and distribution centers within the regions, including Amazon, Coca-Cola, WalMart, Nestle and Kraft
Provident’s entry positions the company to take advantage of key demographic trends, including;
-
Lehigh County had the fastest population growth from 2010-2012 across the state of Pennsylvania
-
Lehigh Valley is the third most populous region in Pennsylvania, while Bucks County has the fourth largest county population in the state

Financial Impact
1. Earnback represents years for pro forma projected TBV to equal PFS’ standalone projected TBV (“crossover” method).
2. Based on tangible common equity of approximately $66 million as of December 2013.
3. Represents median of Northeast U.S. acquisitions since 2011 with target assets between $500mm and $3.0bn and NPAs / Assets less than 3.5%.
Financial Impact:
5% EPS accretion in 2015 (first full year); slightly accretive to EPS in 2014 (excluding non-recurring deal related expenses)
TBV per share dilution of 3.5% at closing with earnback of 4 years
IRR greater than 15%
Pro forma TCE/TA at close: 8.7%
Key Assumptions:
Cost savings: Approximately 25% or $6 million based on Team Capital’s core noninterest expenses
Gross credit mark of $9 million or 1.5% of loans
After-tax restructuring charge of $11 million
CDI of $9 million, representing 1.5% of core deposits amortized over 10 years (SOYD)
Revenue synergies identified but excluded from financial analysis
Pricing Metrics:
Adjusted for 25% Precedent
Cost Savings Transactions
Price / Tangible Common Equity   : 1.8x - 1.7x
Price / LTM Net Income: 18.8x 12.1x 19.6x
Price / 2014E Net Income: 16.9x 11.2x 22.1x
Core Deposit Premium: 9.3% - 7.7%
1
2
3

Summary
Enhances New Jersey franchise and accelerates growth in Eastern
Pennsylvania
Team Capital is a commercially-oriented bank with strong profitability, loan growth and asset quality
Financially attractive transaction with 5% EPS accretion, 3.5% TBV dilution with reasonable earnback, IRR greater than 15%

Investor Presentation